John Deere Owner Trust 2004	Exhibit 99.3
Servicer's Certificate

$205,000,000 Class A-1 1.14% Asset Backed Notes due May 13, 2005
$186,000,000 Class A-2 1.68% Asset Backed Notes due November 15, 2006
$185,000,000 Class A-3 2.32% Asset Backed Notes due December 17, 2007
$158,280,000 Class A-4 3.02% Asset Backed Notes due March 15, 2011
$18,930,000 Class B 2.90% Asset Backed Notes due March 15, 2011
$3,778,476 Asset Backed Certificates

Payment Date:	15-Jun-04
(1) Servicing Fee:	$603,572.66
Servicing Fee earned:	$0.00
Servicing Fee paid:	$1,228,663.65
Servicing Fee shortfall:	$0.00
(2) Administration Fee:	$100.00
Administration Fee Shortfall:	$0.00
(3) Total Distribution Amount:	$20,263,119.36
(4) Noteholders' Interest Distributable Amount applicable to A-1 Notes:	$164,208.25
Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:	$0.00
(5) Noteholders' Interest Distributable Amount applicable to A-2 Notes:	$260,400.00
Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:	$0.00
(6) Noteholders' Interest Distributable Amount applicable to A-3 Notes:	$357,666.67
Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:	$0.00
(7) Noteholders' Interest Distributable Amount applicable to A-4 Notes:	$398,338.00
Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:	$0.00
(8) Noteholders' Interest Distributable Amount applicable to B Notes:	$45,747.50
Noteholders' Interest Carryover Shortfall applicable to B Notes:	$0.00
(9) Noteholders' Interest Distributable Amount deposited into Note Distribution Account:	$1,226,360.42
Noteholders' Interest Carryover Shortfall:	$0.00
(10) A-1 Noteholders' Monthly Principal Distributable Amount:	$17,382,151.02
% of Principal Distribution Amount applicable to A-1 Noteholders:	100.00%
A-1 Noteholders' Principal Carryover Shortfall:	$0.00
A-1 Noteholders' Principal Distributable Amount:	$17,382,151.02
(11) A-2 Noteholders' Monthly Principal Distributable Amount:	$0.00
% of Principal Distribution Amount applicable to A-2 Noteholders:	0.00%
A-2 Noteholders' Principal Carryover Shortfall:	$0.00
A-2 Noteholders' Principal Distributable Amount:	$0.00
(12) A-3 Noteholders' Monthly Principal Distributable Amount:	$0.00
% of Principal Distribution Amount applicable to A-3 Noteholders:	0.00%
A-3 Noteholders' Principal Carryover Shortfall:	$0.00
A-3 Noteholders' Principal Distributable Amount:	$0.00
(13) A-4 Noteholders' Monthly Principal Distributable Amount:	$0.00
% of Principal Distribution Amount applicable to A-4 Noteholders:	0.00%
A-4 Noteholders' Principal Carryover Shortfall:	$0.00
A-4 Noteholders' Principal Distributable Amount:	$0.00
(14) B Noteholders' Monthly Principal Distributable Amount:	$0.00
% of Principal Distribution Amount applicable to B Noteholders:	0.00%
B Noteholders' Principal Carryover Shortfall:	$0.00
B Noteholders' Principal Distributable Amount:	$0.00
(15) Noteholders' Principal Distribution Amount deposited into Note Distribution Account:	$17,382,151.02

Noteholders' Principal Carryover Shortfall:	$0.00
(16) Noteholders' Distributable Amount:	$18,608,511.44
(17) Amount to be withdrawn from the Reserve Account and deposited into Note Distribution Account:	$0.00
Interest Amount included above:	$0.00
Principal Amount included above:	$0.00
(18) Deposit to Reserve Account from Collection Account to increase the amount
on deposit in the Reserve Account to the Specified Reserve Account Balance:	$7,526.79
(19) Certificateholders' Interest Distributable Amount:	$0.00
Certificateholders' Interest Carryover Shortfall:	$0.00
(20) Certificateholders' Principal Distributable Amount applicable to current period	$0.00
% of Principal Distribution Amount applicable to Certificate holders	0.00%
Certificateholders' Principal Carryover Shortfall:	$0.00
Certificateholders' Principal Distributable Amount:	$0.00
(21) Certificateholders' Distributable Amount:	$0.00
(22) Deposit to Reserve Account (from excess collections):	$418,317.48
(23) Specified Reserve Account Balance (after all distributions and adjustments) :	$13,247,299.00
(24) Reserve Account Balance over the Specified Reserve Account Balance
(before any distribution of excess):	$13,665,616.48
(25) Excess Reserve Account Balance Distributable to Seller (5.05(b)(i) or (ii)):	$418,317.48
(26) Note Value as of the end of the related Collection Period	$713,417,491.33
(27) Pool Balance (excluding Accrued Interest) as of close of business on the last day of
the related Collection Period:	$706,337,437.32
(28) Number of Accounts at the end of the related Collection Period	22,212
(29) After giving effect to all distributions on such Payment Date:
Outstanding Principal Balance of A-1 Notes:	$161,429,015.32
A-1 Note Pool Factor:	0.7874586
Outstanding Principal Balance of A-2 Notes:	$186,000,000.00
A-2 Note Pool Factor:	1.0000000
Outstanding Principal Balance of A-3 Notes:	$185,000,000.00
A-3 Note Pool Factor:	1.0000000
Outstanding Principal Balance of A-4 Notes:	$158,280,000.00
A-4 Note Pool Factor:	1.0000000
Outstanding Principal Balance of B Notes:	$18,930,000.00
B Note Pool Factor:	1.0000000
Outstanding Principal Balance of the Certificates:	$3,778,476.00
Certificate Pool Factor:	1.0000000
(30) Aggregate Purchased Receivables for related Collection Period:	$0.00
(31) Reserve Account Balance after giving effect to all distributions:	$13,247,299.00
(32) Specified Reserve Account Balance (after all distributions and adjustments):	$13,247,299.00